Basis of Preparation of the Consolidated Financial Statements and Summary of Significant Accounting Policies and Practices (Policies)	12 Months Ended
Dec. 31, 2017
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Basis of preparation

a) Basis of preparation

The accompanying consolidated financial statements have been prepared in conformity with International Financial Reporting Standards, as issued by the International Accounting Standards Board (“IASB”) (hereafter referred to as IFRS).

The consolidated financial statements have been prepared on the historical cost basis, except for the derivative financial instruments, the trust assets of post-employment and other employee benefit plans and the investments in marketable securities which are presented at their market value.

The preparation of these consolidated financial statements under IFRS requires the use of critical estimates and assumptions that affect the amounts reported for certain assets, liabilities, income and expenses. It also requires that management exercise judgment in the application of the Company’s accounting policies. Actual results could differ from these estimates and assumptions.

The Mexican peso is the functional currency of the Company’s Mexican operations and the consolidated reporting currency of the Company.

i) Basis of consolidation

The consolidated financial statements include the accounts of América Móvil, S.A.B. de C.V. and those subsidiaries over which the Company exercises control. The consolidated financial statements for the subsidiaries were prepared for the same period as the Company´s and applying consistent accounting policies. All of the subsidiary companies operate in the telecommunications sector or related.

Subsidiaries are entities over which the Company has control. Control is achieved when the Company has power over the investee, when it is exposed to, or has rights to, variable returns from its involvement with the investee, and has the ability to use its power over the investee to affect the amount of the investor’s returns. Subsidiaries are consolidated on a line by line basis from the date which control is achieved by the Company. The Company reassesses whether or not it controls an investee if facts and circumstances indicate that there are changes to one or more of the elements of control.

Changes in the Company’s ownership interests in a subsidiary that do not result in the Company losing control over the subsidiary are accounted for as equity transactions. The carrying amounts of the equity attributable to owners of the parent and non-controlling interests are adjusted to reflect the changes in their relative interests in the subsidiary. Any difference between the carrying amount of the non-controlling interests and the fair value of the consideration paid or received in the transaction is recognized directly in the equity attributable to the owners.

Subsidiaries are deconsolidated from the date which control ceases. When the Company ceases to have control over a subsidiary, it derecognizes the assets (including any goodwill) and liabilities of the subsidiary at their carrying amounts, derecognizes the carrying amount of non-controllinginterests in the former subsidiary and recognizes the fair value of any consideration received from the transaction. Any retained interest in the former subsidiary is then remeasured to its fair value.

All intra-Company balances and transactions, and any unrealized gains and losses arising from intra-Company transactions, are eliminated in preparing the consolidated financial statements.

Non-controlling interests represent the portion of profits or losses and net assets not held by the Company. Non-controlling interests are presented separately in the consolidated statements of comprehensive income and in equity in the consolidated statements of financial position separately from América Móvil’s own equity.

Associates:

An associate is an entity over which the Company has significant influence. Significant influence is the power to participate in the financial and operating policy decisions of the investee but does not have control or joint control over those decisions.

The Company’s investment in associates includes goodwill identified on acquisition, net of any accumulated impairment losses.

The investments in associated companies in which the Company exercises significant influence are accounted for using the equity method, whereby América Móvil recognizes its share in the net profit (losses) and equity of the associate.

The results of operations of the subsidiaries and associates are included in the Company’s consolidated financial statements beginning as of the month following their acquisition and its share of other comprehensive income after acquisition is recognized directly in other comprehensive income.

The Company assesses at each reporting date whether there is objective evidence that investment in associates is impaired. If so, the Company calculates the amount of impairment as the difference between the recoverable amount of the associate and its carrying value.

The equity interest in the most significant subsidiaries at December 31, 2016 and 2017, is as follows:

		Equity interest at December 31
Company name	Country	2016	2017
Subsidiaries:
América Móvil B.V. a)	Netherlands	100.0%	100.0%
Compañía Dominicana de Teléfonos, S.A. (“Codetel”) b)	Dominican Republic	100.0%	100.0%
Sercotel, S.A. de C.V. a)	Mexico	100.0%	100.0%
Radiomóvil Dipsa, S.A. de C.V. and subsidiaries (“Telcel”) b)	Mexico	100.0%	100.0%
Puerto Rico Telephone Company, Inc. b)	Puerto Rico	100.0%	100.0%
Servicios de Comunicaciones de Honduras, S.A. de C.V. (“Sercom Honduras”) b)	Honduras	100.0%	100.0%
TracFone Wireless, Inc. (“TracFone”) b)	USA	100.0%	100.0%
Claro S.A. (Claro Brasil) b)	Brazil	97.7%	97.7%
Telecomunicaciones de Guatemala, S.A. (“Telgua”) b)	Guatemala	99.3%	99.3%
Empresa Nicaragüense de Telecomunicaciones, S.A. (“Enitel”) b)	Nicaragua	99.6%	99.6%
Compañía de Telecomunicaciones de El Salvador, S.A. de C.V. (“CTE”) b)	El Salvador	95.8%	95.8%
Comunicación Celular, S.A. (“Comcel”) b)	Colombia	99.4%	99.4%
Telmex Colombia, S.A. b)	Colombia	99.3%	99.3%
Consorcio Ecuatoriano de Telecomunicaciones, S.A. (“Conecel”) b)	Ecuador	100.0%	100.0%
AMX Argentina, S.A. b)	Argentina	100.0%	100.0%
AMX Paraguay, S.A. b)	Paraguay	100.0%	100.0%
AM Wireless Uruguay, S.A. b)	Uruguay	100.0%	100.0%
Claro Chile, S.A. b)	Chile	100.0%	100.0%
América Móvil Perú, S.A.C b)	Peru	100.0%	100.0%
Claro Panamá, S.A. b)	Panama	100.0%	100.0%
Teléfonos de México, S.A.B. de C.V. b)	Mexico	98.7%	98.8%
Telekom Austria AG b)	Austria	51.0%	51.0%

a)	Holding companies
b)	Operating companies of mobile and fixed services

ii) Basis of translation of financial statements of foreign subsidiaries and associated companies

The operating revenues of foreign subsidiaries jointly represent approximately 69%, 72% and 74% of consolidated operating revenues of 2015, 2016 and 2017, respectively, and their total assets jointly represent approximately 83% and 81% of consolidated total assets at December 31, 2016 and 2017, respectively.

The financial statements of foreign subsidiaries have been prepared under or translated to IFRS in the respective local currency (which is their functional currency) and then translated into the Company´s reporting currency as follows:

•	all monetary assets and liabilities were translated at the closing exchange rate of the period;

•	all non-monetary assets and liabilities at the closing exchange rate of the period;

•	equity accounts are translated at the exchange rate at the time the capital contributions were made and the profits were generated;

•	revenues, costs and expenses are translated at the average exchange rate of the period;

•	the resulting difference from the translation process is recognized in equity in the caption Cumulative translation adjustment;

•	the consolidated statements of cash flows presented using the indirect method were translated using the weighted-average exchange rate for the applicable period, and the resulting difference is shown in the consolidated statement of cash flows under the heading “Adjustment to cash flows due to exchange rate fluctuations, net”.

The difference resulting from the translation process is recognized in equity in the caption “Effect of translation of foreign entities”. At December 31, 2016 and 2017, the cumulative translation adjustment was Ps. 29,549,491 and Ps. 7,866,158, respectively.

Revenue recognition

b) Revenue recognition

Revenues are recognized at the time the related service is rendered or the equipment is delivered to the customer, provided that the revenue can be measured reliably, it is probable that the entity will receive the economic benefits associated with the transaction, the stage of completion of the transaction may be reliably measured and there is high certainty of its collectability.

For some postpaid plans, the amount billed to customers combines a fixed tariff for a specific quantity of services, plus the rates for the use above the specified quantities (minutes and Mega Bytes included in each plan). Revenues billed for services to be rendered in the future are initially recorded as deferred revenues. Costs related to these services are recognized when the service is rendered.

The Company accounts separately for multiple elements. To recognize the multi-elements or multiple services at its fair value, the Company assigns its fair value to each type of element.

Cost of sales

c) Cost of sales

The cost of mobile equipment and computers is recognized at the time the client and distributor receives the device that is when all significant risks and rewards of ownership are transferred to the customer. The costs related to the sale of such equipment are recognized in the ¨cost of sales and services¨ line in the consolidated statements of comprehensive income.

Cost of services

d) Cost of services

The cost of services represents the costs incurred to properly deliver the services to the customers, it includes the network operating costs and licenses related costs and is accounted at the moment in which such services are provided.

Comissions to distributors

e) Comissions to distributors

The Company pays commissions to its distribution network mainly for acquiring and retaining customers for the Company. Such commissions are recognized in “commercial, administrative and general expenses” in the consolidated statements of comprehensive income at the time in which the distributor either reports an activation or reaches certain number of lines activated or obtained at a certain point of time.

Cash and cash equivalents

f) Cash and cash equivalents

Cash and cash equivalents represent bank deposits and liquid investments with maturities of less than three months. These amounts are stated at cost plus accrued interest, which is similar to their market value.

The Company also maintains restricted cash held as collateral to meet certain contractual obligations. Restricted cash is presented as part of “Other assets” within other non-current financial assets given that the restrictions are long-term in nature (See Note 9).

Marketable securities and other short term investments

g) Marketable securities and other short term investments

Marketable securities and other short term investments are primarily composed of investment securities available for sale and other short-term financial investments. Amounts are initially recorded at cost and adjusted to their estimated fair value. Fair value adjustments for available for sale securities are recorded through other comprehensive income, while fair value adjustments for other short-term investments are recorded in the Consolidated Statement of Comprehensive Income as they occur. An available-for-sale equity security is considered to be impaired if there is objective evidence that the cost may not be recovered and if there is a significant or prolonged decline in the fair value of an investment below its cost to determine if such impairment exists.

Allowance for bad debts

h) Allowance for bad debts

The Company periodically recognizes a provision for doubtful accounts based mainly on its past experience, the aging of its accounts receivable, the delay in resolving its disputes with other carriers, and the market segments conditions (government, business and mass market).

Collection policies and procedures vary depending on the credit history of the customer, the credit granted and the age of the unpaid balances among other reasons.

Cash deposits from customers in default are deducted from the account balance to be impaired once the deposit has been identified.

Inventories

i) Inventories

Inventories are initially recognized at historical cost and are valued using the average cost method without exceeding their net realizable value.

The estimate of the realizable value of inventories on-hand is based on their age and turnover.

Business combinations and goodwill

j) Business combinations and goodwill

Business combinations are accounted for using the acquisition method, which in accordance with IFRS 3, “Business acquisitions”, consists in general terms as follows:

(i)	Identify the acquirer

(ii)	Determine the acquisition date

(iii)	Value the acquired identifiable assets and assumed liabilities

(iv)	Recognize the goodwill or a bargain purchase gain

For acquired subsidiaries, goodwill represents the difference between the purchase price and the fair value of the net assets acquired at the acquisition date. The investment in acquired associates includes goodwill identified on acquisition, net of any impairment loss.

Goodwill is reviewed annually to determine its recoverability or more often if circumstances indicate that the carrying value of the goodwill might not be fully recoverable.

The possible loss of value in goodwill is determined by analyzing the recovery value of the cash generating unit (or the group thereof) to which the goodwill is associated at the time it was originated. If this recovery value is lower than the carrying value, an impairment loss is charged to the results of operations.

For the years ended December 31, 2015, 2016 and 2017, no impairment losses were recognized for the goodwill shown in the Company’s consolidated statements of financial position.

Property, plant and equipment

k) Property, plant and equipment

i) Property, plant and equipment are recorded at acquisition cost, net of accumulated depreciation. Depreciation is computed on the cost of the assets using the straight line method, based on the estimated useful lives of the related assets, beginning the month after they become available for use.

Borrowing costs that are incurred for general financing for construction in progress for periods exceeding six months are capitalized as part of the cost of the asset. During 2015, 2016 and 2017 the borrowing costs that were capitalized amounted to Ps. 3,524,841, Ps. 2,861,307 and Ps. 2,875,034, respectively.

In addition to the purchase price and costs directly attributable to preparing an asset in terms of its physical location and condition for operating as intended by management, when required, the cost also includes the estimated costs of dismantling and removal of the asset and for restoration of the site where it is located (See Note 15c).

ii) The net book value of property, plant and equipment is removed from the consolidated statements of financial position at the time the asset is sold or when no future economic benefits are expected from its use or sale. Any gains or losses on the sale of property, plant and equipment represent the difference between net proceeds of the sale and the net book value of the item at the time of sale. These gains or losses are recognized as either other operating income or other operating expenses upon sale.

iii) The Company periodically assesses the residual values, useful lives and depreciation methods associated with its property, plant and equipment. If necessary, the effects of any changes in accounting estimates is recognized prospectively, at the closing of each period, in accordance with IAS 8, “Accounting Policies, Changes in Accounting Estimates and Errors”.

For property, plant and equipment made up of several components with different useful lives, the major individual components are depreciated over their individual useful lives. Maintenance costs and repairs are expensed as incurred.

Annual depreciation rates are as follows:

Network infrastructure	5%-33%
Buildings and leasehold improvement	2%-33%
Other assets	10%-50%

iv) The carrying value of property, plant and equipment is reviewed if there are indicators of impairment in such assets. If an asset’s recovery value is less than the asset’s net carrying value, the difference is recognized as an impairment loss.

During the years ended December 31, 2015, 2016 and 2017, no impairment losses were recognized.

v) Inventory for network operation is valued using the average cost method, without exceeding its net realizable value.

The valuation of inventory for network considered obsolete, defective or slow-moving, is reduced to their estimated net realizable value. The estimate of the recovery value of inventories is based on their age and turnover.

Intangibles

l) Intangibles

i) Licenses

Licenses to operate wireless telecommunications networks granted by the governments of the countries in which the Company operates are recorded at acquisition cost or at fair value at their acquisition date, net of accumulated amortization. Certain licenses require payments to the goverments, such payments are recognized in the cost of service and equipment.

The licenses that in accordance with government requirements are categorized as automatically renewable, for a nominal cost and with substantially consistent terms, are considered by the Company as intangible assets with an indefinite useful life. Accordingly, they are not amortized. Licenses are amortized when the Company does not have a basis to conclude that they are indefinite lived. Licenses are amortized using the straight-line method over a period ranging from 3 to 30 years, which represents the usage period of the assets.

The Company has conducted an internal analysis on the applicability of the International Financial Reporting Interpretation Committee (“IFRIC”) No. 12 (Service Concession Agreements) and has concluded that its concessions are outside the scope of IFRIC 12. To determine the applicability of IFRIC 12, the Company analyzes each concession or group of similar concessions in a given jurisdiction. As a threshold matter, the Company identifies those government concessions that provide for the development, financing, operation or maintenance of infrastructure used to render a public service, and that set out performance standards, mechanisms for adjusting prices and arrangements for arbitrating disputes.

With respect to those services, the Company evaluates whether the grantor controls or regulates (i) what services the operator must provide, (ii) to whom it must provide them and (iii) the applicable price (the “Services Criterion”). In evaluating whether the applicable government, as grantor, controls the price at which the Company provides its services, the Company looks at the terms of the concession agreement according to all applicable regulations. If the Company determines that the concession under analysis meets the Services Criterion, then the Company evaluates whether the grantor would hold a significant residual interest in the concession’s infrastructure at the end of the term of the arrangement.

In some of the jurisdictions where the Company operates and under certain circumstances, the Company may be required to transfer certain assets covered by some of its concessions to the government pursuant to valuation methodologies that vary in each jurisdiction. In Brazil, for example, Claro Brasil is required to maintain and file before the Brazilian Agency of Telecommunications (Agência Nacional de Telecomunicações, or “Anatel”) a list of assets potentially subject to reversion. The list of potentially reversible assets, delivered in 2017 (referring to the base year 2016) identified an estimated gross book value of Ps. 20,637,743 (3,450,100 Brazilian reals). The Company believes that this list significantly overstates the extent of assets that would as a legal matter be subject to reversion, but there is no regulatory requirement or legal basis for a more refined analysis. See also Notes 10 and 16c).

ii) Trademarks

Trademarks are recorded at their fair value at the valuation date when acquired. The useful lives of trademarks are assessed as either definite or indefinite. Trademarks with finite useful lives are amortized using the straight-line method over a period ranging from 1 to 10 years. Trademarks with indefinite useful lives are not amortized, but are tested for impairment annually at the cash generating unit level. The assessment of indefinite life is reviewed annually to determine whether the indefinite life continues to be supportable, if not, the change in useful life from indefinite to definite is made on a prospective basis.

iii) Rights of use

Rights of use are recognized according to the amount paid for the right and are amortized over the period in which they are granted.

The carrying values of the Company’s licenses and trademarks are reviewed annually and whenever there are indicators of impairment in the value of such assets. When an asset’s recoverable amount, which is the higher of the asset’s fair value, less disposal costs and its value in use (the present value of future cash flows), is less than the asset’s carrying value, the difference is recognized as an impairment loss.

iv) Customer relationships

The value of customer relations is determined and valued at the time that a new subsidiary is acquired, as determined by the Company with the assistance of independent appraisers, and is amortized on a 5 year period.

During the years ended December 31, 2015, 2016 and 2017, no impairment losses were recognized for licenses, trademarks, rights of use or customer relationships.

Impairment in the value of long-lived assets

m) Impairment in the value of long-lived assets

The Company assesses the existence of indicators of impairment in the carrying value of long-lived assets, investments in associates, goodwill and intangible assets according to IAS 36 “Impairment of assets”. When there are such indicators, or in the case of assets whose nature requires an annual impairment analysis (goodwill and intangible assets with indefinite useful lives), the Company estimates the recoverable amount of the asset, which is the higher of its fair value, less disposal costs, and its value in use. Value in use is determined by discounting estimated future cash flows, applying a pre-tax discount rate that reflects the time value of money and taking into consideration the specific risks associated with the asset. When the recoverable amount of an asset is below its carrying value, impairment is considered to exist. In this case, the carrying value of the asset is reduced to the asset’s recoverable amount, recognizing the loss in results of operations for the respective period. Depreciation and/or amortization expense of future periods is adjusted based on the new carrying value determined for the asset over the asset’s remaining useful life. Impairment is computed individually for each asset. Recoverable amount is determined for an individual asset, unless the asset does not generate cash inflows that are largely independent of those from other assets or group of assets.

In the estimation of impairments, the Company uses the strategic plans established for the separate cash-generating units to which the assets are assigned. Such strategic plans generally cover a period from 3 to 5 years. For longer periods, beginning in the fifth year, projections are based on such strategic plans while applying a constant or declining expected growth rate.

Key assumptions used in value in use calculations

The forecasts are made in real terms (net of inflation) and in the functional currency of the subsidiary as of December 31, 2017.

Financial forecasts, premises and assumptions are similar to what any other market participant in similar conditions would consider.

Local synergies, that any other market participant would not have taken into consideration to prepare similar forecasted financial information, have not been included.

The assumptions used to develop the financial forecasts were validated for each of the cash generating units (“CGUs”), typically identified by country and by service (in the case of Mexico) taking into consideration the following:

•	Current subscribers and expected growth.

•	Type of subscribers (prepaid, postpaid, fixed line, multiple services)

•	Market environment and penetration expectations

•	New products and services

•	Economic environment of each country

•	Expenses for maintaining the current assets

•	Investments in technology for expanding the current assets

•	Market consolidation and synergies

The foregoing forecasts could differ from the results obtained through time; however, América Móvil prepares its estimates based on the current situation of each of the CGUs.

The recoverable amounts are based on value in use. The value in use is determined based on the method of discounted cash flows. The key assumptions used in projecting cash flows are:

•	Margin on EBITDA is determined by dividing EBITDA (operating income plus depreciation and amortization) by total revenues.

•	Margin on CAPEX is determined by dividing capital expenditures (“CAPEX”) by total revenues.

•	Pre-tax weighted average cost of capital (“WACC”) used to discount the projected cash flows.

As discount rate, the Company uses the WACC which was determined for each of the cash generating units and is described in the following paragraphs.

The estimated discount rates to perform the IAS 36 “Impairment of assets”, impairment test for each CGU consider market participants assumptions. Market participants were selected taking into consideration size, operations and characteristics of the business that were similar to those of América Móvil.

The discount rates represent the current market assessment of the risks specific to each CGU, taking into consideration the time value of money and individual risks of the underlying assets that have not been incorporated in the cash flow estimates. The discount rate calculation is based on the specific circumstances of the Company and its operating segments. The WACC takes into account both debt and equity costs. The cost of equity is derived from the expected return on investment by América Móvil’s investors. The cost of debt is based on the interest bearing borrowings América Móvil is obliged to service. Segment-specific risk is incorporated by applying individual beta factors.

The beta factors are evaluated annually based on publicly available market data.

Market participant assumptions are important because, not only do they include industry data for growth rates, but also management assesses how the CGU’s position, relative to its competitors, might change over the forecasted period.

The most significant forward looking estimates used for the 2016 and 2017 impairment evaluations are shown below:

	Average margin on EBIDTA	Average margin on CAPEX	Average pre-tax discount rate (WACC)
2016:
Europe (7 countries)	23.61% - 51.58%	8.29% - 20.72%	8.74% - 20.07%
Brazil (fixed line, wireless and TV)	31.65%	18.21%	9.70%
Puerto Rico	28.91%	9.08%	11.29%
Dominican Republic	45.83%	10.55%	19.70%
Mexico (fixed line and wireless)	33.38%	10.75%	14.34%
Ecuador	35.80%	7.92%	22.84%
Peru	28.92%	14.18%	14.20%
El Salvador	39.43%	23.69%	21.95%
Chile	25.92%	8.61%	7.87%
Colombia	38.34%	14.40%	13.93%
Other countries	10.1% - 48.92%	0.5% - 21.39%	7.39% - 23.79%

	Average margin on EBITDA	Average margin on CAPEX	Average pre-tax discount rate (WACC)
2017:
Europe (7 countries)	25.59% - 52.46%	7.34% - 14.97%	9.06% - 19.04%
Brazil (fixed line, wireless and TV)	35.28%	22.13%	11.71%
Puerto Rico	23.31%	8.31%	4.42%
Dominican Republic	45.79%	15.55%	19.23%
Mexico (fixed line and wireless)	35.48%	8.72%	16.13%
Ecuador	37.83%	10.07%	23.57%
Peru	29.64%	16.75%	13.61%
El Salvador	40.36%	17.99%	25.14%
Chile	22.04%	12.45%	6.15%
Colombia	41.93%	19.88%	19.06%
Other countries	9.16% - 48.18%	0.43% - 23.43%	7.89% - 24.28%

Sensitivity to changes in assumptions:

The implications of the key assumptions for the recoverable amount are discussed below:

Margin on CAPEX- The Company performed a sensitivity analysis by increasing its CAPEX by 5% and maintaining all other assumptions the same. The sensitivity analysis would require the Company to adjust the amount of its long-lived assets in its CGUs with potential impairment of approximately Ps. 2,386,782.

WACC- Additionally, should the Company increase by 50 base points in WACC per CGU and maintain all other assumptions the same, the carrying amount of the long-lived assets in its CGUs with potential impairment, would be impaired by approximately Ps. 3,517,584.

Leases

n) Leases

The determination of whether an agreement is, or contains, a lease is based on the substance of the agreement and requires the Company to assess if performance of the agreement is dependent on the use of a specific asset and whether the agreement transfers the right of use of the asset to the Company.

Operating leases

Leases under which the lessor retains a significant portion of the risks and benefits inherent to the ownership of the leased asset are considered operating leases. Payments made under operating lease agreements are charged to results of operations on a straight-line basis over the rental period.

Finance leases

Lease agreements that substantially transfer all the risks and benefits of ownership of the leased assets to the Company are accounted for as finance leases. Accordingly, upon commencement of the lease, the asset, which is classified based on its nature, and its associated debt are recorded at the lower of the fair value of the leased asset or the present value of the lease payments. Finance lease payments are apportioned between the reduction of lease liability and the finance cost so that a constant interest rate is determined on the outstanding liability balance. Finance costs are charged to results of operations over the life of the agreement.

Financial assets and liabilities

o) Financial assets and liabilities

Financial assets

Financial assets are categorized, at initial recognition, as (i) financial assets at fair value through profit or loss, (ii) loans and receivables, (iii) held-to-maturity investments, (iv) available-for-sale financial assets, or as (v) derivatives designated as hedging instruments in an effective hedge, as appropriate.

Initial recognition and measurement

Financial assets are initially recognized at fair value, plus directly attributable transactions costs, except for financial assets designated upon initial recognition at fair value through profit or loss.

– Subsequent measurement

The subsequent measurement of assets depends on their categorization as either financial assets and liabilities measured at fair value through profit and loss, loans and receivables, held to maturity or available for sale financial assets, or derivatives designated as hedging instruments in an effective hedge.

Financial assets at fair value through profit or loss

Financial assets at fair value through profit or loss include financial assets held for trading if they are acquired for the purpose of selling or repurchasing in the short term. Derivatives, including separated embedded derivatives, are also classified as held for trading fair value through profit or loss, unless they are designated as effective hedging instruments as defined in IAS 39. Financial assets at fair value through profit or loss are recorded in the consolidated statements of financial position at fair value with net changes in fair value in the consolidated statements of comprehensive income within “Valuation of derivatives, interest cost from labor obligations and other financial items”.

Held-to-maturity investments

Held-to-maturity investments are those that the Company has the intention and ability to hold to maturity and are recorded at cost which includes transaction costs and premiums or discounts related to the investment that are amortized over the life of the investment based on its outstanding balance, less any impairment. Interest and dividends on investments classified as held-to-maturity are included within interest income.

Available-for-sale financial assets

Available-for-sale financial assets are recorded at fair value, with gains and losses, net of tax, reported in other comprehensive income. Interest and dividends on investments classified as available-for-sale are included in “valuation of derivatives, interest cost from labor obligations and other financial items”. The fair value of investments is readily available based on market value. The foreign exchange gain or losses of securities available for sale are recognized in the caption ¨Foreign currency exchange loss, net¨ of the consolidated statement of comprehensive income.

Loans and receivables

Loans and receivables are non-derivative financial instruments with fixed or determinable payments that are not quoted in an active market. Loans and receivables with a relevant period (including accounts receivable to subscribers, distributors and other receivables) are measured at amortized cost using the effective interest method, less any impairment. Interest income is recognized by applying the effective interest rate, except for accounts receivable from subscribers, distributors and other in the short term when the recognition of interest would be immaterial.

Derecognition of financial assets

A financial asset (or, where applicable, a part of a financial asset or part of a group of similar financial assets) is primarily derecognized (i.e. removed from the consolidated statement of financial position) when: the rights to receive cash flows from the asset have expired, or the Company has transferred its rights to receive cash flows from the asset or has assumed an obligation to pay the received cash flows in full without material delay to a third party under a ‘pass-through’ arrangement; and either (i) the Company has transferred substantially all the risks and rewards of the asset, or (ii) the Company has neither transferred nor retained substantially all the risks and rewards of the asset, but has transferred control of the asset.

When the Company has transferred its rights to receive cash flows from an asset or has entered into a pass-through arrangement, it evaluates if and to what extent it has retained the risks and rewards of ownership. When it has neither transferred nor retained substantially all of the risks and rewards of the asset, nor transferred control of the asset, the Company continues to recognize the transferred asset to the extent of the Company’s continuing involvement. In that case, the Company also recognizes an associated liability. The transferred asset and the associated liability are measured on a basis that reflects the rights and obligations that the Company has retained.

Impairment of financial assets

The Company assesses, at each reporting date, whether there is any objective evidence that a financial asset or a group of financial assets is impaired. A financial asset or a group of financial assets is deemed to be impaired if, and only if, there is objective evidence of impairment as a result of one or more events that have occurred after the initial recognition of the asset (an incurred loss event) and that loss event has an impact on the estimated future cash flows of the financial asset or the group of financial assets that can be reliably estimated. Evidence of impairment may include indicators that the debtors or a group of debtors are experiencing significant financial difficulty, default or delinquency in interest or principal payments, the probability that they will enter bankruptcy or other financial reorganization and when observable data indicate that there is a measurable decrease in the estimated future cash flows, such as changes in arrears or economic conditions that correlate with defaults.

Financial assets carried at amortized cost

For financial assets carried at amortized cost, the Company first assesses whether objective evidence of impairment exists individually for financial assets that are individually significant, or collectively for financial assets that are not individually significant. If the Company determines that no objective evidence of impairment exists for an individually assessed financial asset, whether significant or not, it includes the asset in a group of financial assets with similar credit risk characteristics and collectively assesses them for impairment. Assets that are individually assessed for impairment and for which an impairment loss is, or continues to be, recognized are not included in a collective assessment of impairment.

Financial liabilities

Financial liabilities are classified into the following categories based on the nature of the financial instruments contracted or issued: (i) financial liabilities measured at fair value, and (ii) financial liabilities measured at amortized cost. The Company’s financial liabilities include accounts payable to suppliers, deferred revenues, other accounts payable, loans and derivative financial instruments. Derivative financial instruments are measured at fair value; short- and long-term debt and accounts payable are accounted for as financial liabilities and measured at amortized cost.

Initial recognition

All financial liabilities are recognized initially at fair value and, in the case of loans and borrowings and payables, net of directly attributable transaction costs.

Subsequent measurement

The measurement of financial liabilities depends on their classification, as described below:

Financial liabilities at fair value through profit or loss

Financial liabilities at fair value through profit or loss include financial liabilities held for trading and financial liabilities designated upon initial recognition at fair value through profit or loss.

Financial liabilities are classified as held for trading if they are incurred for the purpose of repurchasing in the near term. This category includes derivative financial instruments entered into by the Company that are not designated as hedging instruments in hedge relationships as defined by IAS 39, “Financial Instruments: Recognition and Measurement”. Separated embedded derivatives are also classified as held for trading unless they are designated as effective hedging instruments.

Gains or losses on financial liabilities held for trading are recognized in the consolidated statements of comprehensive income in the line “valuation of derivatives, interest cost from labor obligations and other financial items”.

Financial liabilities designated upon initial recognition at fair value through profit or loss are designated at the initial date of recognition only if the criteria in IAS 39 are satisfied.

Loans and borrowings

After initial recognition, interest bearing loans and borrowings are subsequently measured at amortized cost using the effective interest rate method. Gains and losses are recognized in the consolidated statements of comprehensive income when the liabilities are derecognized as well as through the effective interest rate (“EIR”) amortization process.

Amortized cost is calculated by taking into account any discount or premium on acquisition and fees or costs that are an integral part of the EIR. The EIR amortization is included in interest income in the consolidated statements of comprehensive income.

This category generally applies to interest-bearing loans and borrowings. For more information refer to Note 14.

Derecognition of financial liabilities

A financial liability is derecognized when the obligation under the liability is discharged, cancelled or when it expires.

When an existing financial liability is replaced by another from the same lender on substantially different terms, or the terms of an existing liability are substantially modified, such an exchange or modification is treated as the derecognition of the original liability and the recognition of a new liability. The difference in the respective carrying amounts is recognized in the consolidated statements of comprehensive income.

Offsetting of financial instruments

Financial assets and financial liabilities are offset and the net amount is presented in the consolidated statements of financial position if, and only if, there is:

(i)	a current legally enforceable right to offset the recognized amounts, and

(ii)	the intention to either settle them on a net basis, or to realize the assets and settle the liabilities simultaneously.

Fair value of financial instruments

At each financial statement reporting date, the fair value of financial instruments traded in active markets is determined based on market prices, or prices quoted by brokers (purchase price for asset positions and sales price for liability positions), without any deduction for transaction costs.

For financial instruments that are not traded in an active market, the fair value is determined using appropriate valuation techniques. Such techniques may include using recent arm’s length market transactions, references to the current fair value of another financial instrument that is substantially similar, a discounted cash flow analysis or other valuation models.

Notes 7 and 18 provide an analysis of the fair values of the Company’s financial instruments.

Transactions in foreign currency

p) Transactions in foreign currency

Transactions in foreign currency are initially recorded at the prevailing exchange rate at the time of the related transactions. Foreign currency denominated assets and liabilities are subsequently translated at the prevailing exchange rate at the financial statement reporting date. Exchange differences determined from the transaction date to the time foreign currency denominated assets and liabilities are settled or translated at the financial statement reporting date are charged or credited to the results of operations.

The exchange rates used for the translation of foreign currencies against the Mexican peso are as follows:

		Average exchange rate			Closing exchange rate at December 31,
Country or Zone	Currency	2015	2016	2017	2016	2017
Argentina (1)	Argentine Peso (AR$)	1.7152	1.2632	1.1489	1.3047	1.0610
Brazil	Real (R$)	4.8068	5.3868	5.9346	6.3611	5.9815
Colombia	Colombian Peso (COP$)	0.0058	0.0061	0.0064	0.0069	0.0066
Guatemala	Quetzal	2.0704	2.4548	2.5755	2.7561	2.6940
U.S.A. (2)	US Dollar	15.8504	18.6529	18.9400	20.7314	19.7867
Uruguay	Uruguay Peso	0.5810	0.6206	0.6606	0.7066	0.6869
Nicaragua	Cordoba	0.5813	0.6515	0.6307	0.7071	0.6428
Honduras	Lempira	0.7171	0.8109	0.8007	0.8759	0.8330
Chile	Chilean Peso	0.0243	0.0276	0.0292	0.0310	0.0322
Paraguay	Guaraní	0.0031	0.0033	0.0034	0.0036	0.0035
Peru	Sol (PEN$)	4.9746	5.5232	5.8054	6.1701	6.0976
Dominican Republic	Dominican Peso	0.3515	0.4048	0.3983	0.4438	0.4095
Costa Rica	Colon	0.0293	0.0338	0.0331	0.0369	0.0346
European Union	Euro	17.3886	20.6334	21.3649	21.8032	23.7539
Bulgaria	Lev	9.3785	10.5483	10.9223	11.1561	12.1406
Belarus (3)	New Belarusian Ruble	9.9808	9.3929	9.8087	10.5622	9.9882
Croatia	Croatian Kuna	2.4096	2.7392	2.8619	2.8886	3.1954
Macedonia	Macedonian Denar	0.2984	0.3350	0.3471	0.3546	0.3861
Serbia	Serbian Denar	0.1517	0.1676	0.1762	0.1768	0.2009

(1)	In the years ended December 31, 2016 and 2017, the Argentine peso depreciated against the US dollar by 21.8% and 17.4%, respectively. The Company considers on the basis of the quantitative and qualitative indicators in IAS 29, that Argentina should not be considered a hyperinflationary economy as of December 31, 2017. However, it is possible that certain market participants and regulators could have varying views on this topic during 2018 as Argentina’s economy evolves. The Company will continue to carefully monitor the situation and make appropriate changes if and when necessary.
(2)	Includes U.S.A., Ecuador, El Salvador, Puerto Rico and Panama.
(3)	In July 2016, a new ruble was introduced, at a rate of 1 BYN = 10,000 BYR. Old and new rubles circulated in parallel from July 1 to December 31, 2016.

On the disposal of a foreign operation (i.e. a disposal of the Company’s entire interest in a foreign operation, or a disposal involving loss of control over a subsidiary that includes a foreign operation, a disposal involving loss of joint control over a joint venture that includes a foreign operation, or a disposal involving loss of significant influence over an associate that includes a foreign operation), all of the exchange differences accumulated in other comprehensive income in respect of that operation attributable to the owners of the Company are recognized in the consolidated statements of comprehensive income.

As of April 26, 2018, the exchange rate between the US dollar and the Mexican Peso was $18.8139.

Accounts payable, accrued liabilities and provisions

q) Accounts payable, accrued liabilities and provisions

Liabilities are recognized whenever (i) the Company has current obligations (legal or assumed) resulting from a past event, (ii) when it is probable the obligation will give rise to a future cash disbursement for its settlement, and (iii) the amount of the obligation can be reasonably estimated.

When the effect of the time value of money is significant, the amount of the liability is determined as the present value of the expected disbursements to settle the obligation. The discount rate is determined on a pre-tax basis and reflects current market conditions at the financial statements´ reporting date and, where appropriate, the risks specific to the liability. Where discounting is used, an increase in the liability is recognized as finance expense.

Contingent liabilities are recognized only when it is probable they will give rise to a future cash disbursement for their settlement. Also, contingencies are only recognized when they will generate a loss.

Employee benefits

r) Employee benefits

The Company has defined benefit pension plans for its subsidiaries Puerto Rico Telephone Company, Teléfonos de Mexico, Claro Brasil, and Telekom Austria. Claro Brasil also has medical plans and defined contribution plans and Telekom Austria provides retirement benefits to its employees under a defined contribution plan. The Company recognizes the costs of these plans based upon independent actuarial computations and are determined using the projected unit credit method. The latest actuarial computations were prepared as of December 31, 2017.

Mexico

Mexican subsidiaries have the obligation to pay seniority premiums to personnel based on the Mexican Federal labor law which also establishes the obligation to make certain payments to personnel who cease to provide services under certain circumstances. Pensions (for Telmex) and seniority premiums are determined based on the salary of employees in their final year of service, the number of years worked at and their age at the moment of retirement.

The costs of pensions, seniority premiums and severance benefits, are recognized based on calculations by independent actuaries using the projected unit credit method using financial hypotheses, net of inflation.

Telmex has established an irrevocable trust fund and makes annual contributions to that fund.

Puerto Rico

In Puerto Rico, the Company has noncontributing pension plans for full-time employees, which are tax qualified as they meet Employee Retirement Income Security Act of 1974 requirements.

The pension benefit is composed of two elements:

(i) An employee receives an annuity at retirement if they meet the rule of 85 (age at retirement plus accumulated years of service). The annuity is calculated by applying a percentage times years of services to the last three years of salary.

(ii) The second element is a lump-sum benefit based on years of service ranging from 9 to 12 months of salary. Health care and life insurance benefits are also provided to retirees under a separate plan (post-retirement benefits).

Brazil

Claro Brasil provides a defined benefit plan and post-retirement medical assistance plan, and a defined contribution plan, through a pension fund that supplements the government retirement benefit for certain employees.

Under the defined benefit plan, the Company makes monthly contributions to the pension fund equal to 17.5% of the employee’s aggregate salary. In addition, the Company contributes a percentage of the aggregate salary base for funding the post-retirement medical assistance plan for the employees who remain in the defined benefit plan. Each employee makes contributions to the pension fund based on age and salary. All newly hired employees automatically adhere to the defined contribution plan and no further admittance to the defined benefit plan is allowed. For the defined contribution plan, see Note 17.

Austria

Telekom Austria provides retirement benefits to its employees under defined contribution and defined benefit plans.

The Company pays contributions to publicly or privately administered pension or severance insurance plans on mandatory or contractual basis. Once the contributions have been paid, the Company has no further payment obligations. The regular contributions are recognized as employee expenses in the year in which they are due.

All other employee benefit obligations provided in Austria are unfunded defined benefit plans for which the Company records provisions which are calculated using the projected unit credit method. The future benefit obligations are measured using actuarial methods on the basis of an appropriate assessment of the discount rate, rate of employee turnover, rate of compensation increase and rate of increase in pensions.

For severance and pensions, the subsidiary recognizes actuarial gains and losses in other comprehensive income. The re-measurement of defined benefit plans relates to actuarial gains and losses only as Telekom Austria holds no plan assets. Interest expense related to employee benefit obligations is reported in the Valuation of derivatives, interests cost from labor obligation and other financial item, net.

Other subsidiaries

For the rest of the Company’s subsidiaries, there are no defined benefit plans or compulsory defined contribution structures. However, certain subsidiaries make contributions to national pension, social security and severance plans in accordance with the percentages and rates established by the applicable social security and labor laws of each country. Such contributions are made to the entities designated by the countries legislation and are recorded as direct labor expenses in the consolidated statements of comprehensive income as they are incurred.

Remeasurements of defined benefit plans, comprising of actuarial gains and losses, the effect of the asset ceiling, excluding net interest and the return on plan assets (excluding net interest), are recognized immediately in the consolidated statements of financial position with a corresponding debit or credit to retained earnings through OCI in the period in which they occur. Re-measurements are not reclassified to profit or loss in subsequent periods.

Past service costs are recognized in profit or loss on the earlier of:

(i)	The date of the plan amendment or curtailment, and

(ii)	The date that the Company recognizes restructuring-related costs

Net interest on liability for defined benefits is calculated by applying the discount rate to the net defined benefit liability or asset and it is recognized in the “valuation of derivatives, interest cost from labor obligations and other financial items” in the consolidated statements of comprehensive income. The Company recognizes the changes in the net defined benefit obligation under “Cost of sales and services” and “Commercial, administrative and general expenses” in the consolidated statements of comprehensive income.

Paid absences

The Company recognizes a provision for the cost of paid absences, such as vacation time, based on the accrual method.

Employee profit sharing

s) Employee profit sharing

Employee profit sharing is paid by certain subsidiaries of the Company to its eligible employees. The Company has employee profit sharing in Mexico, Ecuador and Peru. In Mexico, employee profit sharing is computed at the rate of 10% on the individual subsidiaries taxable base adjusted for employee profit sharing purposes as provided by law.

Employee profit sharing is presented as an operating expense in the consolidated statements of comprehensive income.

Taxes

t) Taxes

Income taxes

Current income tax payable is presented as a short-term liability, net of prepayments made during the year.

Deferred income tax is determined using the liability method based on the temporary differences between the tax values of the assets and liabilities and their book values at the consolidated financial statements reporting date.

Deferred tax assets and liabilities are measured using the tax rates that are expected to be in effect in the period when the asset will materialize or the liability will be settled, based on the enacted tax rates (and tax legislation) that have been enacted or substantially enacted at the financial statements reporting date. The value of deferred tax assets is reviewed by the Company at each financial statements reporting date and is reduced to the extent that it is more likely that the Company will not have sufficient future tax profits to allow for the realization of all or a part of its deferred tax assets. Unrecognized deferred tax assets are revalued at each financial statements reporting date and are recognized when it is more likely that there will be sufficient future tax profits to allow for the realization of these assets.

Deferred taxes relating to items recognized in Other Comprehensive Income are recognized together with the concept that generated such deferred taxes. Deferred taxes consequence on unremitted foreign earnings are considered as temporary differences, except to the extent that the Company is not able to control the timing of the reversal of the temporary difference; and it is probable that the temporary difference will not reverse in the foreseeable future. Taxes withheld on remitted foreign earnings are creditable against Mexican taxes, thus to the extent that a remittance is to be made, the deferred tax would be limited to the incremental difference between the Mexican tax rate and the rate of the remitting country. As of December 31, 2016 and 2017, the Company has not provided for any deferred taxes related to unremitted foreign earnings.

The Company offsets tax assets and liabilities if it has a legally enforceable right to set off current tax assets and current tax liabilities and the deferred tax assets and deferred tax liabilities relate to income taxes levied by the same tax authority.

Sales tax

Revenues, expenses and assets are recognized net of the amount of sales tax, except:

•	When the sales tax incurred on a purchase of assets or services is not recoverable from the taxation authority, in which case, the sales tax is recognized as part of the cost of acquisition of the asset or as part of the expense item, as applicable.

•	Receivables and payables that are stated with the amount of sales tax included.

The net amount of sales tax recoverable from, or payable to, the tax authorities is included as part of the current receivables or payables in the consolidated statements of financial position unless they are due in more than a year in which case they are classified as non-current.

Advertising

u) Advertising

Advertising expenses are recognized as incurred. For the years ended December 31, 2015, 2016 and 2017, advertising expenses were Ps. 24,673,557, Ps. 28,180,538 and Ps. 28,718,563, respectively, and are recorded in the consolidated statements of comprehensive income in the caption “Commercial, administrative and general expenses”.

Earnings per share

v) Earnings per share

Basic and diluted earnings per share are determined by dividing net profit of the year by the weighted-average number of shares outstanding during the year. In determining the weighted average number of outstanding shares, shares repurchased by the Company have been excluded.

Financial risks

w) Financial risks

The main risks associated with the Company’s financial instruments are: (i) liquidity risk, (ii) market risk (foreign currency exchange risk and interest rate risk) and (iii) credit risk and counterparty risk. The Board of Directors approves the policies submitted by management to mitigate these risks.

i) Liquidity risk

Liquidity risk is the risk that the Company may not meet its financial obligations associated with financial instruments when they are due. The Company’s financial obligations and commitments are included in Notes 14 and 16.

ii) Market risk

The Company is exposed to certain market risks derived from changes in interest rates and fluctuations in exchange rates of foreign currencies. The Company’s debt is denominated in foreign currencies, mainly in US dollars and euros, other than its functional currency. In order to reduce the risks related to fluctuations in the exchange rate of foreign currency, the Company uses derivative financial instruments such as cross-currency swaps and forwards to adjust exposures resulting from foreign exchange currency. The Company does not use derivatives to hedge the exchange risk arising from having operations in different countries.

Additionally, the Company occasionally uses interest rate swaps to adjust its exposure to the variability of the interest rates or to reduce their financing costs. The Company’s practices vary from time to time depending on judgments about the level of risk, expectations of change in the movements of interest rates and the costs of using derivatives. The Company may terminate or modify a derivative financial instrument at any time. See Note 7 for disclosure of the fair value of derivatives as of December 31, 2016 and 2017.

iii) Credit risk

Credit risk represents the loss that could be recognized in case the counterparties fail to comply with their contractual obligations.

The financial instruments that potentially represent concentrations of credit risk are cash and short-term deposits, trade accounts receivable and financial instruments related to debt and derivatives. The Company’s policy is designed in order to limit its exposure to any one financial institution; therefore, the Company’s financial instruments are contracted with several different financial institutions located in different geographic regions.

The credit risk in accounts receivable is diversified because the Company has a broad customer base that is geographically dispersed. The Company continuously evaluates the credit conditions of its customers and generally does not require collateral to guarantee collection of its accounts receivable. The Company monitors on a monthly basis its collection cycle to avoid deterioration of its results of operations.

A portion of the Company’s cash surplus is invested in short- term deposits with financial institutions with high credit ratings.

iv) Sensitivity analysis for market risks

The Company uses sensitivity analyses to measure the potential losses based on a theoretical increase of 100 basis points in interest rates and a 5% fluctuation in exchange rates:

Interest rate

In the event that the Company’s agreed-upon interest rates at December 31, 2017 increased/(decreased) by 100 basis points, the increase in net interest expense would increase/(decrease) by Ps. 8,221,411 and Ps. (8,002,209), respectively.

Exchange rate fluctuations

Should the Company’s debt at December 31, 2017 of Ps. 697,884,899, suffer a 5% increase/(decrease) in exchange rates, the debt would increase/(decrease) by Ps. 36,079,857 and Ps. (33,821,548), respectively.

v) Concentration of risk

The Company depends on several key suppliers and sellers. During the years ended December 31, 2015, 2016 and 2017, approximately 67%, 73% and 69%, respectively, of the total cost of the cellular phones of the Company represented purchases made from three suppliers. If any of these suppliers were to cease to provide equipment and services to the Company, or to provide them in a timely manner and at a reasonable cost, the Company’s business and results of operations might be adversely affected.

vi) Capital management

The Company manages its capital to ensure that its subsidiaries continue as going concerns while maximizing the return to stakeholders through the optimization of their balances and debt capital to maintain the lowest cost of capital available. The Company manages its capital structure and makes adjustments according to economic conditions. To maintain the capital structure, the Company may adjust the dividend payment to shareholders or its share buyback program for which the Company holds a reserve. In addition, the Company creates a legal reserve, as required by law (See Note 19).

Derivative financial instruments

x) Derivative financial instruments

Derivative financial instruments are recognized in the consolidated statement of financial position at fair value. Valuations obtained by the Company are compared against those of the financial institutions with which the agreements are entered into, and it is the Company’s policy to compare such fair value to a valuation provided by an independent pricing provider in case of discrepancies. Changes in the fair value of derivatives that do not qualify as hedging instruments are recognized immediately in the line “Valuation of derivatives, interest cost from labor obligations and other financial items, net”.

The Company is exposed to interest rate and foreign currency risks, which tries to mitigate through a controlled risk management program that includes the use of derivative financial instruments. The Company principally uses cross-currency swaps and foreign currency forwards to offset the risk of exchange rate fluctuations. For purposes of reducing the risks from changes in interest rates, the Company utilizes interest rate swaps through which it pays or receives the net amount resulting from paying or receiving a fixed rate, and from receiving or paying cash based on a variable rate. Additionally, for the years ended December 31, 2016 and 2017, certain of the Company’s derivative financial instruments had been designated, and had qualified, as cash flow hedges. The effective portion of gains or losses on the cash flow derivatives is recognized in equity under the heading “Effect for fair value of derivatives”, and the ineffective portion is charged to results of operations of the period.

The change in fair value recognized in results of operations, corresponding to derivatives that qualify as hedges, is presented in the same caption of the consolidated statements of comprehensive income as the gain or loss of the hedged item (interests and foreign exchange rate).

The policy of the Company in this regard comprises: (i) the formal documentation of all transactions between the hedging instruments and hedged positions, (ii) risk management objectives, and (iii) the strategy for executing hedging transactions. This documentation also includes the relationship between the cash flows of the derivatives with those of the Company’s assets and liabilities recognized in the consolidated statement of financial position.

The hedge effectiveness of the Company’s derivatives is evaluated prior to their designation as hedges, as well as during the hedging period, which is performed at least quarterly based on recognized statistical techniques. Whenever it is determined that a derivative ceases to be a highly effective hedge, the Company ceases to apply hedge accounting for the derivative on a prospective basis.

Current versus non-current classification

y) Current versus non-current classification

The Company presents assets and liabilities in its consolidated statements of financial position based on current/non-current classification.

An asset is current when it is either:

(i)	Expected to be realized or intended to be sold or consumed in the normal operating cycle.

(ii)	Held primarily for the purpose of trading.

(iii)	Expected to be realized within twelve months after the reporting period.

(iv)	Cash and cash equivalents unless restricted from being exchanged or used to settle a liability for at least twelve months after the reporting period.

A liability is current when:

•	It is expected to be settled in the normal operating cycle.

•	It is held primarily for the purpose of trading.

•	It is due to be settled within twelve months after the reporting period.

•	There is no unconditional right to defer the settlement of the liability for at least twelve months after the reporting period.

The Company classifies all other assets and liabilities, including deferred tax assets and liabilities, as non-current.

Presentation of consolidated statements of comprehensive income

z) Presentation of consolidated statements of comprehensive income

The costs and expenses shown in the consolidated statements of comprehensive income are presented in combined manner (based on both their function and nature), which allows a better understanding of the components of the Company’s operating income. This classification allows a comparison to the telecommunications industry.

The Company presents operating income in its consolidated statements of comprehensive income since it is a key indicator of the Company’s performance. Operating income represents operating revenues less operating costs and expenses.

The employee benefits expense recognized in 2015, 2016 and 2017 of Ps. 41,366,183, Ps. 46,759,415 and Ps. 48,696,331, respectively is presented as “Cost of sales and services” and of Ps. 58,977,212, Ps. 63,691,855 and Ps. 66,920,537 is presented respectively in “Commercial, administrative and general expenses”.

Operating Segments

aa) Operating Segments

Segment information is presented based on information used by management in its decision-making processes. Segment information is presented based on the geographic areas in which the Company operates.

The management of the Company is responsible for making decisions regarding the resources to be allocated to the Company’s different segments, as well as evaluating the performance of each segment. Intersegment revenues and costs, intercompany balances as well as investments in shares in consolidated entities are eliminated upon consolidation and reflected in the “eliminations” column in Note 22.

None of the segments records revenue from transactions with a single external customer amounting to at least 10% or more of the revenues.

Convenience Translation

ab) Convenience Translation

At December 31, 2017, amounts in U.S. dollars have been included in the financial statements solely for the convenience of the reader and have been translated from Mexican pesos at December 31, 2017 at an exchange rate of Ps. 19.7867 per U.S. dollar, which was the exchange rate at that date. Such translation should not be construed as a representation that the Mexican peso can be converted to U.S. dollars at the exchange rate in effect on December 31, 2017 or any other exchange rate.

Significant Accounting Judgments, Estimates and Assumptions

ac) Significant Accounting Judgments, Estimates and Assumptions

In preparing its consolidated financial statements, América Móvil makes estimates concerning a variety of matters. Some of these matters are highly uncertain, and its estimates involve judgments it makes based on the available information. In the discussion below, América Móvil has identified several of these matters for which its financial statements would be materially affected if either (1) América Móvil uses different estimates that it could have reasonably used or (2) in the future América Móvil changes its estimates in response to changes that are reasonably likely to occur.

The following discussion addresses only those estimates that América Móvil considers most important based on the degree of uncertainty and the likelihood of a material impact had it used a different estimate. There are many other areas in which América Móvil uses estimates about uncertain matters, but the reasonably likely effect of changed or different estimates is not material to the financial presentation for those other areas.

Fair Value of Financial Assets and Liabilities

América Móvil has substantial financial assets and liabilities that it recognizes at their fair value, which is an estimate of the amount at which the instrument could be exchanged in a current transaction between willing parties. The methodologies and assumptions América Móvil uses to estimate an instrument’s fair value depend on the type of instrument and include (i) recognizing cash and cash equivalents, trade receivables, trade payables and other current liabilities at close to their carrying amount, (ii) recognizing quoted instruments at their price quotations on the reporting date, (iii) recognizing unquoted instruments, such as loans from banks and obligations under financial leases, by discounting future cash flows using rates for similar instruments and (iv) applying various valuation techniques, such as net present value calculations. Using different methodologies or assumptions to estimate the fair value of América Móvil’s financial assets and liabilities could materially impact the reported financial results. See Note 18.

The Company maintains investments in available for sale securities that are valued at market prices obtained from the stock exchange where these shares are listed. At each reporting date, the Company evaluates whether impairment exists on its available for sale securities according to the accounting policy outlined in Note 2. This analysis first involves an evaluation of the objective measures of impairment as described in IAS 39. The Company will then evaluate whether the loss recognized in other comprehensive income on its available for sale securities is either prolonged or significant, as described in the accounting policies in Note 2. At December 31, 2017, the Company has not observed an objective measure of impairment on its available for sale securities, nor has significant or prolonged unrealized losses on its available for sale securities.

Estimated useful lives of plant, property and equipment

América Móvil currently depreciates most of its network infrastructure based on an estimated useful life determined upon the expected particular conditions of operation and maintenance in each of the countries in which it operates. The estimates are based on AMX’s historical experience with similar assets, anticipated technological changes and other factors, taking into account the practices of other telecommunications companies. América Móvil reviews estimated useful lives each year to determine, for each particular class of assets, whether they should be changed. América Móvil may shorten/extend the estimated useful life of an asset class in response to technological changes, changes in the market or other developments. This results in increased/decreased depreciation expense. See Notes 2k) and 10.

Impairment of Long-Lived Assets

América Móvil has large amounts of long-lived assets, including property, plant and equipment, intangible assets, investments in affiliates and goodwill on its consolidated statements of financial position. América Móvil is required to test long-lived assets for impairment when circumstances indicate a potential impairment or, in some cases, at least on an annual basis. The impairment analysis for long-lived assets requires the Company to estimate the recovery value of the asset, which is the higher of its fair value (minus any disposal costs) and its value in use. To estimate the fair value of a long-lived asset, América Móvil typically takes into account recent market transactions or, if no such transactions can be identified, América Móvil uses a valuation model that requires making certain assumptions and estimates. Similarly, to estimate the value in use of long-lived assets, América Móvil typically makes various assumptions about the future prospects for the business to which the asset relates, considers market factors specific to that business and estimates future cash flows to be generated by that business. Based on this impairment analysis, including all assumptions and estimates related thereto, as well as guidance provided by IFRS relating to the impairment of long-lived assets different assumptions and estimates could materially impact the Company’s reported financial results. More conservative assumptions of the anticipated future benefits from these businesses could result in impairment charges, which would decrease net income and result in lower asset values on the consolidated statements of financial position. Conversely, less conservative assumptions could result in smaller or no impairment charges, higher net income and higher asset values. The key assumptions used to determine the recoverable amount for the Company’s CGUs, are further explained in Notes 2m), 10 and 11.

Deferred Income Taxes

América Móvil is required to estimate its income taxes in each of the jurisdictions in which it operates. This process involves the jurisdiction-by-jurisdiction estimation of actual current tax exposure and the assessment of temporary differences resulting from the differing treatment of certain items, such as accruals and amortization, for tax and financial reporting purposes, as well as net operating loss carry-forwards and other tax credits. These items result in deferred tax assets and liabilities as discussed in Note 2 t). The analysis is based on estimates of taxable income in the jurisdictions in which América Móvil operates and the period on which the deferred tax assets and liabilities will be recovered or settled. If actual results differ from these estimates, or América Móvil adjusts these estimates in future periods, its financial position and results of operations may be materially affected.

In assessing the future realization of deferred tax assets, the Company considers future taxable income, ongoing planning strategies and future results in its operations. In the event that the estimates of projected future taxable income are lowered, or changes in current tax regulations are enacted that would impose restrictions on the timing or extent of the ability to utilize the tax benefits of net operating loss carry-forwards in the future, an adjustment to the recorded amount of deferred tax assets would be made, with a related charge to income. See Note 13.

Accruals

Accruals are recorded when, at the end of the period, the Company has a present obligation as a result of past events, whose settlement requires an outflow of resources that is considered probable and can be measured reliably. This obligation may be legal or constructive, arising from, but not limited to, regulation, contracts, common practice or public commitments, which have created a valid expectation for third parties that the Company will assume certain responsibilities. The amount recorded is the best estimation performed by the Company’s management in respect of the disbursement that will be required to settle the obligations, considering all the information available at the date of the financial statements, including the opinion of external experts, such as legal advisors or consultants. Accruals are adjusted to account for changes in circumstances for ongoing matters and the establishment of additional accruals for new matters.

If América Móvil is unable to reliably measure the obligation, no accrual is recorded and information is then presented in the notes to its consolidated financial statements. Because of the inherent uncertainties in these estimations, actual expenditures may be different from the originally estimated amount recognized. See Note 15.

América Móvil is subject to various claims and contingencies related to tax, labor and legal proceedings as described in Note 16(c).

Labor Obligations

América Móvil recognizes liabilities on its consolidated statement of financial position and expenses in its statement of comprehensive income to reflect its obligations related to its post-retirement seniority premiums, pension and retirement plans in the countries in which it operates and offer defined contribution and benefit pension plans. The amounts the Company recognizes are determined on an actuarial basis that involves estimations and accounts for post-retirement and termination benefits.

América Móvil uses estimates in four specific areas that have a significant effect on these amounts: (i) the rate of return América Móvil assumes its pension plans will earn on its investments, (ii) the salaries increase rate that the Company assumes it will observe in future years, (iii) the discount rates that the Company uses to calculate the present value of its future obligations and (iv) the expected inflation rate. The assumptions applied are further disclosed in Note 17. These estimates are determined based on actuarial studies performed by independent experts using the projected unit-credit method.

Allowance for Bad Debts

América Móvil maintains an allowance for bad debts for estimated losses resulting from the failure of its customers, distributors and telecommunications operators to make required payments. The Company bases these estimates on the individual conditions of each of the markets in which it operates that may impact the collectability of accounts. In particular, in making these estimates, the Company takes into account the number of days invoices are overdue and with telecommunications operators, both the number of days since the invoices are due and any disputes with respect to such invoiced traffic. The loss that América Móvil actually experiences with respect to these accounts may differ from the amount of the estimated allowance maintained in connection with them. See Note 5.